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Individual Variable Annuity Application
-------------------------------------------                         Annuity Name: [RetireReady(SM) Choice NY Variable Annuity]
Genworth Life Insurance Company of New York                                       ---------------------------------------------
                                                                    Guarantee Account may not be available with all optional riders.

1. Owner (Name or name of trust)
(Last, First, M.)                                                               Social Security No./TIN                 Gender
                                                                                                                        [ ] M  [ ] F

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Address                                                 Trustee Name                        Telephone no.

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City                                                           State            Zip code    Date of birth or trust date (mm-dd-yyyy)

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Joint Owner: Name (Last, First, M.)                                             Social Security No./TIN                 Gender
                                                                                                                        [ ] M  [ ] F

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Address     Same as Owner [ ]                                                               Telephone no.

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City                                                           State            Zip code    Date of birth (mm-dd-yyyy)

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2. Annuitant
(Last, First, M.)     Same as Owner [ ]                                         Social Security No./TIN                 Gender
                                                                                                                        [ ] M  [ ] F
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Address                                                                                     Telephone no.

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City                                                           State            Zip code    Date of birth (mm-dd-yyyy)

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[Joint] Annuitant:    Name (Last, First, M.)   Same as Joint Owner [ ]          Social Security No./TIN                 Gender
                                                                                                                        [ ] M  [ ] F

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Address                                                                                     Telephone no.

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City                                                           State            Zip code    Date of birth (mm-dd-yyyy)

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3. Beneficiary (Name or name of trust)
Primary Beneficiary: (Last, First, M.)                                          Trustee Name                            Allocated
                                                                                                                                   %

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Date of birth or trust date (mm-dd-yyyy)    Relationship to the Owner           Social Security No./TIN (if known)      Gender
                                                                                                                        [ ] M  [ ] F
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Additional Beneficiary: Name (Last, First, M.)                                                       [ ] Primary         Allocated
                                                                                                     [ ] Contingent                %
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Date of birth or trust date (mm-dd-yyyy)    Relationship to the Owner           Social Security No./TIN (if known)      Gender
                                                                                                                        [ ] M  [ ] F
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Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]


4. Plan Information
Purchase Payment: Minimum Purchase Payment: [$5,000 ($2,000 for an IRA)]
Total Amount Submitted                                         Estimated Purchase Payment for
with Application:        $ _________________________________   1035 Exchange(s) or Transfer(s)  $ __________________________________

Contract Type: Please select one contract type and the appropriate source of purchase payment.
  [ ] Non-Qualified

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  [ ] Qualified
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 Contract
  Types       IRA    SEP IRA*   Roth TSA   TSA/403(b) Annuity   Pension**   Profit Sharing/401(k)**   Other Qualified Plan
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Source of     [ ]     [ ]        [ ]
Purchase      [ ]                [ ]         [ ]                   [ ]          [ ]                        [ ]
Payment:      [ ]                [ ]         [ ]                   [ ]          [ ]                        [ ]
 (Select      [ ]                            [ ]                   [ ]          [ ]                        [ ]
  One)        [ ]                [ ]
              [ ]                [ ]         [ ]                   [ ]          [ ]                        [ ]
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*    Does not apply to reinvested SEP amounts. Your SEP is an IRA.
     Check applicable Transfer, Rollover or Conversion circle in the IRA Section.
**   Investment Only

New Contribution for Tax Year_________________                  Recharacterization:  [ ] Yes  [ ] No
Direct Transfer
Customer Rollover
Direct Rollover From  [ ] 401(a)  [ ] Govt 457 Plan  [ ] 401(k)  [ ] TSA/403(b)  [ ] Other_____________
Conversion/Reconversion
Other _______________________________________________________

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                                                       Options below are available for [RetireReady(SM) Choice NY Variable Annuity]

5. Optional Benefits

The following benefits may be unavailable to Annuitant(s) of a certain age. Please see the prospectus for more information. May not be available in all markets.

Death Benefits:
  [] Annual Step-up
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Living Benefits: (Only one of the three living benefit riders may be selected)

[] Lifetime Income Plus/1/              [] Principal Protection Advantage/2/          [] Payment Optimizer Plus/3/
   (Guaranteed Minimum                     (Payment Protection Rider)                    (Payment Protection Variable Annuity Rider)
   Withdrawal Benefit for
   Life Rider)

             Choose Your Investment and Rebalancing Strategy/4/ by selecting ONE of the following: Option 1 or Option 2
                                                      DO NOT COMPLETE SECTION 9

     OPTION 1                                                                            OPTION 2
     Select one or more Designated Subaccounts, allocations must total 100%.
     Use whole percentages only.                                                         [] 100% Asset Allocation Model C - Moderate

     [] ________% allocated to Fidelity VIP Balanced Portfolio - Service Class 2
     [] ________% allocated to Franklin Income Securities Fund - Class 2 Shares
     [] ________% allocated to GE Investments Funds, Inc. - Total Return Fund - Class 3
     [] ________% allocated to Janus Aspen Series - Balanced Portfolio - Service Shares
     [] ________% allocated to Legg Mason Partners Variable Total Return Portfolio - Class II
     [] ________% allocated to BlackRock Global Allocation V.I. Fund - Class III Shares
     [] ________% allocated to MFS(R) Total Return Series - Service Class Shares
     [] ________% allocated to Oppenheimer Balanced Fund/VA - Service Shares
        ________Total (must = 100%)

     /1/  We reserve the right to not adjust the withdrawal base and/or the rider death benefit for any additional purchase payments. We will provide 30-day written notice prior to such action. This rider may not be terminated.

     /2/  We reserve the right to exclude additional purchase payments from being applied to the benefit base. We will provide
          30-day written notice prior to such action. You may have a maximum of 5 payment protection plans. We reserve the right to increase the maximum. This rider may not be terminated.

     /3/  We reserve the right to exclude additional purchase payments from being applied to the benefit base. We will provide
          30-day written notice prior to such action. This rider may not be terminated.

     /4/  To receive the full benefits provided by the riders, you must invest all purchase payments and allocations in accordance with the prescribed Investment and Rebalancing Strategy. If you fail to follow the prescribed Investment and Rebalancing
          Strategy both before and after the Income Start Date (for Principal Protection Advantage) or the Annuity Commencement Date
          (for Lifetime Income Plus or Payment Optimzer Plus), there will be a reduction in the benefits provided by the applicable rider. On a monthly basis, we will rebalance contract value to the subaccounts in accordance with the percentages that you have chosen for the Designated Subaccounts or in accordance with the allocations that comprise Asset Allocation Model C.
          In addition, we will rebalance your contract value on any valuation day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of contract value, unless you instruct us otherwise.

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Other Benefits: (Not available in combination with any Living Benefit rider or in conjunction with selection of the Enhanced Rate
Guarantee Account option
[ ] Optional Enhanced Payment Rider

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6. Owner Signature(s) PLEASE READ CAREFULLY

If you have elected an Asset Allocation Model or one of the following rider options - Lifetime Income Plus, Principal Protection
Advantage or Payment Optimizer Plus - by signing the application, you acknowledge and certify that:

1.   I have discussed this product with my investment professional and/or tax adviser and believe the selections meet my insurance needs, financial objectives and risk tolerance.

2.   By signing this application, I acknowledge that I intend to enter into an investment advisory agreement with Genworth Financial
     Asset Management (GFAM), the investment adviser in connection with the Asset Allocation Models, and an agreement will be mailed to me with my annuity contract. If I have elected one of the rider options, I understand that I will have a limited period of time after receipt of such agreement and contract to cancel such agreement and contract without penalty.

3.   I have received the applicable product prospectus, which describes the variable annuity, the rider options, the available investment options and the Asset Allocation Models, and GFAM's advisory brochure, which provides additional information about
     GFAM and the Asset Allocation Models, and I understand this product meets my financial needs.

4.   I am directing my purchase payments and any contract value thereafter to be allocated within any Asset Allocation Model I have selected. I also will direct any subsequent purchase payments, if permitted by contract, or any riders or endorsements thereto, to be allocated in accordance with such Asset Allocation Model, as it may be modified from time to time, unless I instruct
     Genworth Life of New York in writing as stated in the contract.

5.   I may utilize investment tools made available by Genworth Life of New York for selecting an Asset Allocation Model. I understand that it is my decision, in consultation with my investment professional, to select a model. I also understand that
     Genworth Life of New York is not responsible for this decision.

6.   I understand that participation in the Asset Allocation Program is no guarantee against market loss.

7.   I understand that the Asset Allocation Models will be analyzed from time to time and, as a result, investment options may be added or deleted from a model, and/or the weightings of the investment options may change. These investment options may be different from those currently available (including investment options not currently available). I have read the prospectus and understand that the Asset Allocation Models may be updated from time to time. Pursuant to the investment advisory agreement with GFAM, I will grant GFAM limited discretionary investment authority to periodically make changes in the portfolio investment options and to instruct Genworth Life of New York to allocate and reallocate my contract value in accordance with the Asset Allocation Model I have selected. GFAM can only transfer such discretionary authority (for example, the ability to periodically change model allocations) to another party with my consent, although I understand that GFAM may assume consent if it provides me advance notice and I do not object. (For purposes of the preceding sentence, "transfer" means "assign" as interpreted under the Investment Advisers Act of 1940.)

8.   I understand that I will receive transaction confirmations of any Asset Allocation Model updates, which will occur at least annually.

9.   I will promptly notify my investment professional if my financial situation and my risk profile changes in order to determine if I need to change to a different Asset Allocation Model. In addition, I acknowledge that I should periodically review my financial situation and risk profile, in consultation with my investment professional, in order to determine if I need to change any Asset Allocation Model that I have selected.

10.  I understand that I may withdraw from the Asset Allocation Model at any time, however, if I purchase Lifetime Income Plus,
     Principal Protection Advantage or Payment Optimizer Plus, my benefit under such riders will be reduced by 50% unless I allocate my contract value to a Designated Subaccount or reset to the current Asset Allocation Model.

11.  I understand that, should Genworth Life of New York be able to terminate the Asset Allocation Program, even in connection with the riders, Genworth Life of New York may cease making the Asset Allocation Program available at any time. Genworth Life of New
     York has no contractual obligation to continue the program.

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

Will the proposed annuity replace and/or change any existing annuity or insurance contracts?                            [] Yes [] No

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE
SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS
ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.

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Owner (sign as Trustee if Owner is a Trust)                                                           Date of signature (mm-dd-yyyy)
                                                                      Application signed in NY
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Annuitant (required if other than Owner)                                                              Date of signature (mm-dd-yyyy)
                                                                      Application signed in NY
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Joint Owner/Annuitant                                                                                 Date of signature (mm-dd-yyyy)
                                                                      Application signed in NY
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                                                      Options below are available for [RetireReady(SM) Choice NY Variable Annuity]

7. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION

Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance contract(s)? [ ] Yes  [ ]No
All Regulation 60 requirements must be fulfilled prior to completing this application.

Representative Name*                                                            Social Security No./TIN

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Broker/Dealer or Firm Name                       Client Account No.                Email Address

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Address                                          City                              State               Zip Code

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Telephone No.                                    Fax No.                           Commission Option: [ ] NT [ ] T [ ] L [ ] NT2

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  Representative
  Signature

*   Use a separate sheet or Section 8 below for split commissions. Please provide all agent information listed above including commission split percentages. Use ONLY WHOLE PERCENTAGES and ALL PERCENTAGES MUST TOTAL 100%.

8. Remarks


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                                                      Options below are available for [RetireReady(SM) Choice NY Variable Annuity]

9. Purchase Payment Allocation

If you've elected one of these three living benefit riders (Lifetime Income Plus, Principal Protection Advantage or Payment
Optimizer Plus), do not complete this section.

1.) Use whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. [No more than 20 subaccounts in addition to the Guarantee Account may be selected.] OR 2.) Elect ONE asset allocation model (100% allocation.)
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Choose only ONE Asset Allocation Model below If an Asset Allocation Model is elected, allocation is 100% and individual subaccounts cannot be elected.
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[ ] 100% Model A      [ ] 100% Model B                [ ] 100% Model C       [ ] 100% Model D               [ ] 100% Model E
    Conservative          Moderately Conservative         Moderate               Moderately Aggressive          Aggressive
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AIM Variable Insurance Funds               Federated Insurance Series                  MFS(R) Variable Insurance Trust
(A I M Advisors, Inc.)                     (Federated Investment Management Co.)       (Massachusetts Financial Services Company)
_____% AIM V.I. Basic Value Fund - Ser     _____% Federated High Income Bond Fnd II    _____% MFS(R) Investors Growth Stock
       II Shrs                                    - Svc Shrs                                  Series - Svc Class Shrs
_____% AIM V.I. Capital Appreciation       (Federated Equity Management Company of     _____% MFS(R) Investors Trust Series -
       Fund - Ser I Shrs                   Pennsylvania)                                      Svc Class Shrs
_____% AIM V.I. Core Equity Fund -         _____% Federated Kaufmann Fund II - Svc     _____% MFS(R) Total Return Series - Svc
       Ser I Shrs                                 Shrs                                        Class Shrs
_____% AIM V.I. International Growth                                                   _____% MFS(R) Utilities Series - Svc
       Fund - Ser II Shrs                  Fidelity Variable Insurance Products               Class Shrs
                                           Fund (VIP)
AllianceBernstein Variable Products        (Fidelity Management & Research Company)    Oppenheimer Variable Account Funds
Series Fund, Inc.                          _____% VIP Balanced Portfolio - Svc         (OppenheimerFunds, Inc.)
(Alliance Capital Management, L.P.)               Class 2                              _____% Oppenheimer MidCap Fund/VA - Svc
_____% AllianceBernstein Global            _____% Contrafund(R) Portfolio - Svc               Shrs
       Technology Portfolio - Class B             Class 2                              _____% Oppenheimer Balanced Fund/VA -
_____% AllianceBernstein Growth and        _____% VIP Dynamic Capital Appreciation            Svc Shrs
       Income Portfolio - Class B                 Portfolio - Svc Class 2              _____% Oppenheimer Capital Appreciation
_____% AllianceBernstein International     _____% VIP Equity-Income Portfolio -               Fund/VA - Svc Shrs
       Value Portfolio - Class B                  Svc Class 2                          _____% Oppenheimer Global Securities
_____% AllianceBernstein Large Cap         _____% VIP Growth Portfolio - Svc Class 2          Fund/VA - Svc Shrs
       Growth Portfolio - Class B          _____% VIP Growth & Income Portfolio - Svc  _____% Oppenheimer Main Street Fund/VA
_____% AllianceBernstein Small Cap Growth         Class 2                                     - Svc Shrs
       Portfolio - Class B                 _____% VIP Mid Cap Portfolio - Svc          _____% Oppenheimer Main Street Small Cap
                                                  Class 2                                     Fund/VA - Svc Shrs
American Century Variable Portfolios II,   _____% VIP Value Strategies Portfolio -
Inc.                                              Svc Class 2                          PIMCO Variable Insurance Trust
(American Century Investment Management,                                               (Pacific Investment Management Company
Inc.)                                      Franklin Templeton Variable Insurance        LLC)
_____% VP Inflation Protection Fund -      Products Trust                              _____% All Asset Portfolio - Adv Class
       Class II                            (Franklin Advisers, Inc.)                          Shrs

BlackRock Variable Series Funds, Inc.      _____% Franklin Income Securities Fund      _____% High Yield Portfolio - Adm Class
(BlackRock Advisors, LLC.)                        - Class 2 Shrs                              Shrs
_____% BlackRock Basic Value V.I. Fund     (Franklin Mutual Advisers, LLC)             _____% Long-Term U.S. Government Portfolio
       - Class III Shrs                    _____% Franklin Mutual Shares Securities           - Adm Class Shrs
_____% BlackRock Global Allocation V.I.           Fund - Class 2 Shrs                  _____% Low Duration Portfolio - Adm
       Fund - Class III Shrs               (Templeton Global Advisors Limited)                Class Shrs
_____% BlackRock Large Cap Growth V.I.     _____% Templeton Growth Securities Fund     _____% Total Return Portfolio - Adm
       Fund - Class III Shrs                      - Class 2 Shrs                              Class Shrs
_____% BlackRock Value Opportunities V.I.
       Fund - Class III Shrs               GE Investments Funds, Inc.                  The Prudential Series Fund
                                           (GE Asset Management Incorporated)          (Prudential Investments LLC)
Columbia Funds Variable Insurance Trust I  _____% Income Fund                          _____% Jennison Portfolio - Class II
(Columbia Management Advisors, LLC)        _____% Mid-Cap Equity Fund                  _____% Jennison 20/20 Focus Portfolio -
_____% Columbia Marsico Growth Fund,       _____% Money Market Fund                            Class II
       Variable Series - CIass A           _____% Premier Growth Equity Fund           _____% Natural Resources Portfolio -
_____% Columbia Marsico International      _____% Real Estate Securities Fund                  Class II
       Opportunities Fund, Variable        _____% S&P 500(R)Index Fund*
       Series - CIass B                    _____% Small-Cap Equity Fund
                                           _____% Total Return Fund - Class 3 Shrs     Rydex Variable Trust (Rydex Investments)
Eaton Vance Variable Trust                 _____% U.S. Equity Fund                     _____% OTC Fund**
(Eaton Vance Management)                   _____% Value Equity Fund
_____% VT Floating-Rate Income Fund
(OrbiMed Advisors, LLC)                    Janus Aspen Series (Janus Capital           Van Kampen Life Investment Trust
_____% VT Worldwide Health Sciences Fund   Management LLC)                             (Van Kampen Asset Management Inc.)
Evergreen Variable Annuity Trust           _____% Balanced Portfolio - Svc Shrs        _____% Comstock Portfolio - Class II Shrs
(Evergreen Investment Management Company,  _____% Forty Portfolio - Svc Shrs           _____% Strategic Growth Portfolio -
 LLC)                                                                                         Class II Shrs
_____% Evergreen VA Omega Fund - CIass 2   Legg Mason Partners Variable Portfolios     Genworth Life of New York Guarantee Account
                                           I, Inc.                                     Limited to 25% of contract value.
*  "S&P 500" is a trademark of the         (Legg Mason Partners Fund Advisor, LLC)     _____% 1 yr guarantee period
   McGraw-Hill Companies, Inc. and has     _____% Legg Mason Partners Variable All     _____% 6 yr guarantee period
   been licensed for use by GE Asset              Cap Portfolio - Class II
   Management Incorporated. The S&P 500    _____% Legg Mason Partners Variable         Enhanced Rate Guarantee Account
   Index Fund is not sponsored,                   Total Return Portfolio - Class II    DCA instructions are required, please
   endorsed, sold or promoted by                                                       complete form 15351A.
   Standard & Poor's and Standard &        Legg Mason Partners Variable Portfolios II  _____% 12 Month
   Poor's makes no representation          (Legg Mason Partners Fund Advisor, LLC)     _____% 6 Month
   regarding the advisability of           _____% Legg Mason Partners Variable
   investing in the portfolio.                    Aggressive Growth Fund - Class II    Interest Sweep   [ ] Yes  [ ] No
                                                                                       Will be transferred Quarterly unless
** The NASDAQ 100 index is an unmanaged                                                another interval is indicated.
   index that is used as an indicator of                                               [ ] Monthly [ ] Semi-Annually [ ] Annually
   the OTC market performance.

10. Mailing Instructions

Regular / First Class Mail: Genworth Life Insurance Company of New York, [Annuity New Business, P.O. Box 85093, Richmond, VA
23285-5093]
For Inquiries and/or Questions: [Toll free: 800 313.5282]
Overnight / Express Mail: Genworth Life Insurance Company of New York, [Annuity New Business, 6610 West Broad Street, Richmond, VA
23230-1702]
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